UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: July 31, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

July 31, 2019

Volshares Large Cap ETF

Ticker: VSL

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Volshares Large Cap ETF

Volshares Large Cap ETF

Letter to Shareholders (Unaudited)

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.volsharesetfs.com

CUMULATIVE RETURNS							ANNUALIZED
As of July 31, 2019	Inception Date	3 Month	6 Month	9 Month	YTD 2019	Since Inception	1 Year	Since Inception
Volshares Large Cap ETF @ Market	02/22/2018	-1.67%	14.53%	25.81%	29.42%	17.44%	14.81%	11.85%
Volshares Large Cap ETF @ NAV	02/22/2018	-1.85%	14.14%	26.04%	28.81%	17.14%	13.50%	11.65%
Volshares Large Cap Index	02/22/2018	-2.39%	13.39%	24.92%	28.41%	17.31%	12.77%	11.77%
S&P 500 TR	02/22/2018	1.69%	11.32%	11.62%	20.24%	13.37%	7.99%	9.13%
VSL @ NAV vs S&P 500 TR (excess return)	02/22/2018	-3.54%	2.82%	14.42%	8.57%	3.77%	5.51%	2.52%

Dividends Distributed – as of 7.31.2019

Volshares Large Cap ETF (the “Fund”) distributed two dividend payouts during the current fiscal period; the ex-dates were March 12, 2019, with a rate of 0.057 per share and June 11, 2019 with a rate of 0.066 per share.

Volshares Large Cap ETF

The Fund uses a “passive management” or indexing approach to track the performance, before fees and expenses, of the Volshares Large Cap Index (“VOLL”). The Fund builds its portfolio by looking for companies that exhibit low volatility characteristics, but also demonstrate price momentum that could deliver above average returns. The Fund employs the Whitford Model, which analyzes the market sentiment for each company in the universe of the 500 largest companies based on the proximity of each company’s opening and closing prices relation to their mean, and its volatility to identify the most attractive securities in terms of their potential for weekly appreciation relative to their expected volatility.

Volshares Large Cap ETF

Letter to Shareholders (Unaudited) (Continued)

Market Overview

U.S. Markets Update

Uncertainty was the main theme for the markets in the first half of 2019. Uncertainty about U.S.-China trade policy, the rising trade tensions along with higher tariffs, between the U.S. and China. Uncertainty on the Federal Reserve regarding interest rates. Uncertainty as it pertains to the U.S. economy entering a recession and of course uncertainty with the daily tweets of President Trump. The U.S. economy is beginning to show signs of a slowdown, across the board we are witnessing tighter labor markets, a strain on corporate profit margins and rising inventories. Not helping matters we now have less accommodative monetary policy, a flat/inverted yield curve and the perception of a recession “crisis”, and tighter credit conditions.

The U.S. economy is still strong. Our GDP is at 2.1% and the unemployment rate is the lowest it’s been since 1969, just around 3.7%, along with a Federal Reserve who appears to be willing to ease policy if conditions deteriorate.

Yield Curve Inversion – U.S. Recession?

In March 2019, the yield curve inverted between the 10-year Treasury bond and the 2- year, sparking talks of a recession. An inverted yield curve means interest rates have flipped on U.S. Treasury’s with short-term bonds paying more than long-term bonds. When this occurs, it is generally regarded as a warning signs of a recession for the economy and the markets.

The U.S. Economy reached its longest period since a recession, which naturally means we should be entering the next recession; we think otherwise. There are major contributing factors that are affecting bond yields which are the ongoing China – U.S. trade deal war and the interest rate differential between the US and other developed markets, of which nearly $16 trillion in sovereign bonds globally have a negative yield, distorting their signal about U.S. economic activity.

If we are truly entering a recession, we have on average 14 months until one begins and our most recent U.S. inverted yield curve that signaled a recession was June 8, 2006 and time to recession was 17 months. Obviously, there is still time to wait and see which direction the U.S. markets take. Currently there are too many positive factors in the U.S. economy to be thinking of recession. For instance, our GDP is at 2.1% and our unemployment rate is the lowest it’s been since 1969, just around 3.7%. To us this is more in line with a slowdown in the economy rather than a pre-recession.

Volshares Large Cap ETF

Letter to Shareholders (Unaudited) (Continued)

MarKet Overview (Continued)

Fed Update

The Federal Reserve (“Fed”) cut interest rates by 25 basis points1 in its policy-setting meeting on July 31, marking the first time the central bank has reduced the benchmark interest rate since the “Great Recession of 2008”, when then-Fed Chairman Ben Bernanke slashed rates to near-zero.

During that time period, the U.S. markets needed something to stimulate the economy. Its answer was to implement asset purchases to stimulate the economy, a process known as “quantitative easing” as well as to pre-emptively end its process of shrinking its balance sheet, a process known as quantitative tightening.

Now fast forward to July 2019, the Fed cut, which takes the target benchmark rate to a range of 2% to 2.25%, comes as the Fed continues to worry about a possible slowdown in the U.S. economy. Many economists believe this cut was not necessary, it was more of a safety pin to help ease concern investors during the turmoil of the China – U.S. trade dispute. Two comments from Jerome Powell during his press conference were, “we are thinking of it as a mid-cycle adjustment to policy,” and “I’m contrasting it with the beginning of a lengthy cutting cycle.”

The Fed can be a factor in the possibility of a recession. Given the economic conditions to date and if the future Fed rate cuts successfully steepen the curve comfortably into positive territory, this brief curve inversion may be a premature recession signal.

What’s Ahead

We stated in our last annual report dated January 31, 2019 that the uncertainty of interest rates and the ever-changing developments of China trade relationships with the U.S. could create a higher than normal volatility for most of 2019 and that we saw this as a good sign for our Fund since the model has historically outperformed its given index during periods of higher volatility.

Given where we are in the market cycle, now the longest bull market on record and the increasing likelihood of volatility, it is questionable whether such a strong rally in the U.S. equities is sustainable over the remainder of the year without a significant improvement in the earnings outlook. Again, we believe is a good sign for our Fund, since the model has historically outperformed it’s given index during periods of higher volatility.

[1]

A basis point is the smallest measure used in quoting yields on fixed income products. Basis points also pertain to interest rates. One basis point is equal to one one-hundredth of one percentage point (0.01%). Therefore, 100 basis points would be equivalent to 1%.

Volshares Large Cap ETF

Letter to Shareholders (Unaudited) (Continued)

From the President

“During the volatile up and downs of todays markets, our company is dedicated in providing the highest quality investment products by managing volatility that matters”

Dear Shareholder,

In 2019, investors have faced daily challenges in the equity markets. From concerns over the U.S. trade war with China to interest rate cuts and an impending recession, no one is immune to the market volatility created by these headlines.

At Whitford, the Volshares Large Cap ETF (“VSL”) has been designed to take advantage of potential opportunities in the market during periods of volatility. I am pleased to report that year-to-date 2019, the Fund has a NAV price return of +28.81%, outperforming the S&P 500 TR by 8.57%.

At Whitford, our mantra of ‘managing volatility that matters’ truly has yielded top-tier results for our shareholders.

We expect volatility will continue into the remainder of 2019 and into 2020 and the following pages will provide investors a comprehensive analysis of the economy and markets. It is a testament and constant reminder that the securities markets are very dynamic in nature and investors need to prepare for the unexpected.

I look forward to our continued focus on our important objectives for the continuation of 2019: Outperforming the markets through managing volatility, sharing our market and economic insight via TV appearances and radio, and transparent and open communication with our investors.

The team at Whitford Asset Management, LLC invests every dollar as if it was their own. I am proud to work with such a dedicated group of people who are so passionate about delivering the highest level of professionalism and performance to our investors. It is an honor to lead such a dedicated and talented group of professionals that has created such incredible returns for our shareholders.

For more information about Volshares Large Cap ETF, please visit our website at www.volsharesetfs.com. Or to learn more on the underlying index methodology of our trading model and index, please feel free in contacting us we would love an opportunity to discuss. We can be reached at 1-484-328-3067.

Thank you for your continued investment in VolShares Large Cap ETF.

Sincerely,

Dominic J. Catrambone
President and Chief Executive Officer
Whitford Asset management LLC

Volshares Large Cap ETF

Letter to Shareholders (Unaudited) (Continued)

Must be preceded or accompanied by a prospectus. Past performance is not a guarantee of future results.

All investments involve risk. Principal loss is possible. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each weekly reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. The Fund is not actively managed, and the Fund’s adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The fund may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

The Fund builds its portfolio by looking for companies that exhibit low volatility characteristics, but also demonstrate price momentum that could deliver above average returns. The Fund uses the Whitford Model, which analyzes the market sentiment for each company in the starting universe of the 500 largest companies based on the proximity of each company’s opening and closing prices to their mean, and its volatility to identify the most attractive securities in terms of their potential for short- term appreciation relative to their expected volatility. With an emphasis on RVIX “realized volatility” and market sentiment.

Whitford’s methodology ranks the 500 large cap stocks based on low volatility and market sentiment as measured by the average weekly prices, which are run through our algorithm. The twenty-five stocks with the lowest model scores are selected each week for purchase. These stocks are given an equal weighting of four percent (4%) allocation in the portfolio.

The Fund’s benchmark is the S&P 500 Index (TR) “Total Return”, the index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Volshares Large Cap Index - Construction of the Index begins with the constituents of the Solactive US Large Cap Index (the “Equity Universe”), generally the 500 largest U.S.-listed common stocks and real estate investment trusts (“REITs”). The opening and closing prices for each company in the Equity Universe are utilized by the Whitford Model to identify the twenty-five companies with a combination of the highest likelihood of appreciation over the next one-week period and the lowest volatility compared to traditional market capitalization-based equity indexes.

The Volatility Index, or VIX, is an index created by the Chicago Board Options Exchange (CBOE), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities on S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Volshares Large Cap ETF

Portfolio Allocation

As of July 31, 2019 (Unaudited)

Sector	Percentage of Net Assets
Manufacturing (a)	28.0%
Utilities (a)	27.9
Finance and Insurance	19.9
Transportation and Warehousing	8.0
Information	4.0
Management of Companies and Enterprises	4.0
Professional, Scientific, and Technical Services	4.0
Mining, Quarrying, and Oil and Gas Extraction	3.9
Other Assets in Excess of Liabilities	0.2
Short-Term Investments	0.1
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in Notes to Financial Statements.

Volshares Large Cap ETF

Schedule of Investments

July 31, 2019 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Finance and Insurance — 19.9%
293	CME Group, Inc.	$56,965
200	FleetCor Technologies, Inc. (a)	56,834
650	Intercontinental Exchange, Inc.	57,109
482	Mid-America Apartment Communities, Inc.	56,799
851	Ventas, Inc.	57,264
		284,971
	Information — 4.0%
282	ANSYS, Inc. (a)	57,280

	Management of Companies and Enterprises — 4.0%
460	American Express Company	57,210

	Manufacturing — 28.0% (b)
857	AbbVie, Inc.	57,093
359	Allergan plc	57,620
1,031	Cisco Systems, Inc.	57,117
729	Garmin, Ltd.	57,292
333	Honeywell International, Inc.	57,429
117	TransDigm Group, Inc. (a)	56,797
657	VF Corporation	57,415
		400,763
	Mining, Quarrying, and Oil and Gas Extraction — 3.9%
1,562	Newmont Goldcorp Corporation	57,044

	Professional, Scientific, and Technical Services — 4.0%
447	Broadridge Financial Solutions, Inc.	56,823

	Transportation and Warehousing — 8.0%
432	Expedia Group, Inc.	57,344
1,940	Iron Mountain, Inc.	57,055
		114,399

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Schedule of Investments
July 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Utilities — 27.9% (b)
752	Ameren Corporation	$56,919
649	American Electric Power Company, Inc.	56,988
672	Consolidated Edison, Inc.	57,093
772	Dominion Energy, Inc.	57,352
542	Entergy Corporation	57,246
752	Eversource Energy	57,047
1,927	PPL Corporation	57,097
		399,742
	TOTAL COMMON STOCKS (Cost $1,430,823)	1,428,232

	SHORT-TERM INVESTMENTS — 0.1%
749	First American Government Obligations Fund, Class X, 2.24% (c)	749
	TOTAL SHORT-TERM INVESTMENTS (Cost $749)	749
	TOTAL INVESTMENTS — 99.8% (Cost $1,431,572)	1,428,981
	Other Assets in Excess of Liabilities — 0.2%	2,843
	NET ASSETS — 100.0%	$1,431,824

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of July 31, 2019.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Statement of Assets and Liabilities

July 31, 2019 (Unaudited)

ASSETS
Investments in securities, at value (Cost $1,431,572)	$1,428,981
Receivable for securities sold	1,203,125
Dividends and interest receivable	10
Total assets	2,632,116

LIABILITIES
Payable for securities purchased	1,199,489
Management fees payable	803
Total liabilities	1,200,292
NET ASSETS	$1,431,824

Net Assets Consist of:
Paid-in capital	$1,463,628
Total distributable earnings (accumulated deficit)	(31,804)
Net assets	$1,431,824

Net Asset Value:
Net assets	$1,431,824
Shares outstanding ^	50,000
Net asset value, offering and redemption price per share	$28.64

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Statement of Operations

For the Six-Months Ended July 31, 2019 (Unaudited)

INCOME
Dividends	$7,507
Interest	30
Total investment income	7,537

EXPENSES
Management fees	3,085
Total expenses	3,085
Net investment income (loss)	4,452

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	108,793
Change in unrealized appreciation (depreciation) on investments	(9,809)
Net realized and unrealized gain (loss) on investments	98,984
Net increase (decrease) in net assets resulting from operations	$103,436

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Statements of Changes in Net Assets

	Six-Months Ended July 31, 2019 (Unaudited)	Period Ended January 31, 2019 *
OPERATIONS
Net investment income (loss)	$4,452	$26,525
Net realized gain (loss) on investments	108,793	32,071
Change in unrealized appreciation (depreciation) on investments	(9,809)	7,218
Net increase (decrease) in net assets resulting from operations	103,436	65,814

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(4,707)	(25,314)
Total distributions to shareholders	(4,707)	(25,314)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	702,878	11,456,212
Payments for shares redeemed	—	(10,866,495)
Net increase (decrease) in net assets derived from capital share transactions (a)	702,878	589,717
Net increase (decrease) in net assets	$801,607	$630,217

NET ASSETS
Beginning of period	$630,217	$—
End of period	$1,431,824	$630,217

(a)	A summary of capital share transactions is as follows:

	Six-Months Ended July 31, 2019 (Unaudited)	Period Ended January 31, 2019 *
	Shares	Shares
Subscriptions	25,000	450,000
Redemptions	—	(425,000)
Net increase (decrease)	25,000	25,000

*	The Fund commenced operations on February 22, 2018. The information presented is for the period from February 22, 2018 to January 31, 2019.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Financial Highlights

For a capital share outstanding throughout the period

	Six-Months Ended July 31, 2019 (Unaudited)		Period Ended January 31, 2019 (1)
Net asset value, beginning of period	$25.21		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.13		0.42
Net realized and unrealized gain (loss) on investments	3.42	(3)	0.23	(3)
Total from investment operations	3.55		0.65

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.12)		(0.44)
Total distributions	(0.12)		(0.44)

Net asset value, end of period	$28.64		$25.21

Total return	14.14	%(4)	2.63	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$1,432		$630

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.65	%(5)	0.65	%(5)
Net investment income (loss) to average net assets	0.94	%(5)	1.78	%(5)
Portfolio turnover rate (6)	2,367	%(4)	4,434	%(4)

(1)	Commencement of operations on February 22, 2018.
(2)	Calculated based on average shares outstanding during the period.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Notes to Financial Statements

July 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

Volshares Large Cap ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before expenses and fees, of the Volshares Large Cap Index (the “Index”). The Fund commenced operations on February 22, 2018.

The end of the reporting period for the Fund is July 31, 2019, and the period covered by these Notes to Financial Statements is the six-month period from February 1, 2019 through July 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange-traded funds, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,428,232	$—	$—	$1,428,232
Short-Term Investments	749	—	—	749
Total Investments in Securities	$1,428,981	$—	$—	$1,428,981

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to differing book and tax treatment for redemptions in-kind. For the period ended January 31, 2019, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(171,033)	$171,033

During the period ended January 31, 2019, the Fund realized $171,033 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Whitford Asset Management LLC (the “Adviser”), serves as the investment adviser and index provider to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.65% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board and monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $23,520,603 and $23,519,909 respectively.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $700,721 and there were none associated with redemptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of January 31, 2019 were as follows:

Tax cost of investments	$1,245,022
Gross tax unrealized appreciation	$7,860
Gross tax unrealized depreciation	(642)
Net tax unrealized appreciation (depreciation)	7,218
Undistributed ordinary Income	1,046
Undistributed long-term capital gains	—
Accumulated gain (loss)	1,046
Other accumulated gain (loss)	(138,797)
Distributable earnings (accumulated deficit)	$(130,533)

As of January 31, 2019, the Fund deferred, on a tax-basis, no post-October capital losses and no late-year ordinary losses.

As of January 31, 2019, the Fund had a short-term capital loss carryforward of $138,797. This amount does not have an expiration date.

The tax character of distributions paid by the Fund during the period ended January 31, 2019 was $25,314 of ordinary income.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the current fiscal period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the 1940 Act. As of the end of the current fiscal period, employees of the Adviser indirectly owned greater than 25% of the outstanding shares of the Fund in the secondary market.

NOTE 8 – PRINCIPAL RISK

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Volshares Large Cap ETF

Expense Example

For the Six-Months Ended July 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below in the Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During the Period (1)
Actual	$1,000.00	$1,141.40	$3.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.65%, multiplied by the average account value during the period, multiplied by 181/365 to reflect the one-half year period.

Volshares Large Cap ETF

Federal Tax Information

(Unaudited)

For the period ended January 31, 2019, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 30.45%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the period ended January 31, 2019 was 26.65%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.volsharesetfs.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.volsharesetfs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Volshares Large Cap ETF

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.volsharesetfs.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.volsharesetfs.com.

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Adviser and Index Provider

Whitford Asset Management LLC
43 Leopard Road, Suite 201
Paoli, Pennsylvania 19301

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Volshares Large Cap ETF

Symbol – VSL
CUSIP – 26922A495

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	October 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	October 2, 2019

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	October 2, 2019

*	Print the name and title of each signing officer under his or her signature.